Fees Summary	Apr. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	937.61
Total Transaction Valuation	6,789,344.62
Total Offset Amount	0.00
Net Fee	$ 937.61